EXHIBIT 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Central Valley Community Bancorp (“CVCB”) on Form 10-QSB for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel J. Doyle, President and Chief Executive Officer of CVCB, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CVCB.

Dated: August 9, 2002

/ s/Daniel J. Doyle

DANIEL J. DOYLE

President and Chief Executive Officer